Back to Form 8-K
Exhibit 10.12

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

AHCA CONTRACT NO. FA905
AMENDMENT NO. 4

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the "Vendor," or "Health Plan," is hereby amended as follows:

1.	Effective September 1, 2010, Standard Contract, Section II, Item A, the first sentence is hereby amended to now read as follows:

To pay for contracted services according to the conditions of Attachment I and Attachment II in an amount not to exceed $1,272,357,661.00 (a decrease of $80,000,000.00), subject to the availability of funds.

2.
Effective September 1, 2010, Attachment I, Scope of Services, Capitated Health Plans, Section E., Method of Payment, Item 1, General, first paragraph, the third sentence is hereby amended to now read as follows:

The Health Plan will be paid through the Agency's Medicaid fiscal agent, in accordance with the terms of this Contract, a total dollar amount not to exceed $1,272,357,661.00 (a decrease of $80,000,000.00), subject to the availability of funds in accordance with Attachment II, Section XIII, Method of Payment.

3.
Effective September 1, 2010, Attachment I, Scope of Services, Capitated Health Plans, Exhibit 2-NR-A, Medicaid Non-Reform HMO Capitation Rates, Effective November 1, 2009 - August 31, 2012, is hereby deleted in its entirety and replaced with Exhibit 2-NR-B, Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2010, attached hereto and made a part of this Contract. All references to Exhibit 2-NR, Medicaid Non-Reform HMO Capitation Rates, September 1, 2009 - August 31, 2010, shall hereinafter also refer to Exhibit 2-NR-B, as appropriate.

4.
Attachment III, Business Associate Agreement (Rev. Jan 05), is hereby deleted in its entirety and replaced with Attachment III-A, Business Associate Agreement (Rev. Aug 09), attached hereto and made a part of the Contract.

Unless otherwise stated, this Amendment is effective upon execution by both parties.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment, and all its attachments, are hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA905, Amendment No. 4, Page 1 of 2

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

    IN WITNESS WHEREOF, the parties hereto have caused this eleven (11) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED BY:	/s/ Thomas L. Tran	SIGNED BY:	/s/ Elizabeth Dudek
NAME:	Thomas Tran	NAME:	Elizabeth Dudek
TITLE:	Chief Financial Officer	TITLE:	Interim Secretary
DATE:	October 28, 2010	DATE	10/29/10

List of Attachments/Exhibits included as part of this amendment:

Specify Type	Letter/ Number	Description
Attachment I	Exhibit 2-NR-B	Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2010 (5 pages)
Attachment	III-A	Business Associate Agreement (Rev. Aug 09) (4 Pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA905, Amendment No. 4, Page 2 of 2

ATTACHMENT I EXHIBIT 2-NR-B
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area , Age and Eligibility Category
Effective September 1, 2010
TABLE 1
General Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1 -5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,103.55	170.44	103.39	70.36	139.93	81.07	278.65	170.67	386.15	11,506.52	1,678.34	439.65	211.59	230.56	745.14	807.88	320.87	95.67	85.12
02	948.16	146.48	88.91	61.33	121.14	70.52	240.17	147.30	332.21	10,457.51	1,523.50	388.32	160.65	184.86	626.82	715.31	277.09	81.64	72.69
03	1,108.68	171.27	103.83	71.09	141.10	81.91	280.33	171.73	388.11	11,489.45	1,675.99	440.65	215.33	233.74	750.38	809.18	229.32	83.96	74.66
04	1,022.62	157.96	95.33	63.49	128.31	73.71	256.89	156.72	356.87	11,242.18	1,639.19	426.43	197.57	218.36	713.38	783.89	260.54	80.05	71.19
05	1,205.55	186.24	112.96	77.58	153.67	89.31	305.04	186.96	422.17	13,063.42	1,905.43	499.96	241.92	263.46	848.54	918.28	151.74	72.21	64.22
06	1,096.74	169.46	103.55	74.31	143.09	84.54	280.52	173.09	386.07	11,708.29	1,708.31	451.61	226.55	243.81	775.98	828.86	386.23	71.06	63.26
07	1,159.74	179.10	107.39	68.58	142.49	80.57	288.58	174.97	402.88	13,244.78	1,931.50	504.42	238.38	261.68	849.37	926.90	266.97	72.87	64.84
08	1,012.64	156.45	95.27	66.99	130.69	76.63	257.71	158.52	355.60	11,950.52	1,743.61	460.64	230.39	248.18	790.68	845.49	317.67	75.59	67.24
09	1,016.29	156.98	94.74	63.11	127.52	73.26	255.31	155.76	354.66	11,796.52	1,719.59	444.65	199.52	222.97	736.16	817.87	341.27	80.31	71.41
10	1,065.52	164.61	99.58	66.67	134.01	77.22	268.08	163.75	372.08	16,269.53	2,371.65	609.89	266.31	300.06	1,001.74	1,122.26	259.71	89.25	79.39
11	1,283.55	198.32	120.87	85.47	166.14	97.62	327.10	201.37	451.03	13,439.15	1,960.17	513.90	247.64	270.06	870.98	943.95	405.76	118.17	105.13
6B*	1,095.99	169.35	103.55	74.59	143.28	84.78	280.59	173.24	385.98	11,695.23	1,706.42	451.20	226.57	243.75	775.55	828.09	386.23	71.06	63.26

TABLE 2
General + Mental Health Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,103.67	170.56	105.73	81.42	149.71	90.85	287.59	179.61	392.12	11,509.65	1,681.47	457.13	259.75	268.58	821.78	836.94	330.61	105.28	94.73
02	948.26	146.57	90.67	69.69	128.53	77.91	246.93	154.06	336.72	10,462.30	1,528.29	415.08	234.41	243.08	744.20	759.82	286.83	91.25	82.30
03	1,108.80	171.39	106.02	81.49	150.29	91.10	288.74	180.14	393.73	11,492.19	1,678.73	455.94	257.48	267.01	817.46	834.61	239.06	93.57	84.27
04	1,022.75	158.09	97.80	75.17	138.62	84.03	266.33	166.16	363.18	11,245.71	1,642.73	446.16	251.96	261.28	799.93	816.71	270.28	89.66	80.80
05	1,205.68	186.36	115.29	88.61	163.42	99.06	313.97	195.88	428.13	13,066.72	1,908.73	518.41	292.76	303.59	929.46	948.96	161.48	81.82	73.83
06	1,096.81	169.54	104.88	80.61	148.66	90.11	285.62	178.19	389.48	11,710.62	1,710.64	464.61	262.37	272.09	833.00	850.48	395.97	80.67	72.87
07	1,159.94	179.29	110.91	85.25	157.22	95.30	302.05	188.45	411.89	13,248.58	1,935.30	525.62	296.83	307.82	942.40	962.17	276.71	82.48	74.45
08	1,012.73	156.54	96.84	74.43	137.27	83.21	263.72	164.53	359.62	11,952.95	1,746.04	474.22	267.80	277.72	850.23	868.07	327.41	85.20	76.85
09	1,016.42	157.11	97.19	74.70	137.77	83.51	264.68	165.13	360.93	11,800.74	1,723.80	468.18	264.39	274.18	839.41	857.02	351.01	89.92	81.02
10	1,065.66	164.75	102.19	79.02	144.92	88.13	278.06	173.73	378.75	16,274.19	2,376.32	635.91	338.03	356.68	1,115.88	1,165.54	269.45	98.86	89.00
11	1,283.65	198.42	122.74	94.34	173.99	105.47	334.27	208.55	455.82	13,442.63	1,963.65	533.32	301.18	312.33	956.20	976.26	415.50	127.78	114.74
6B*	1,096.06	169.42	104.81	80.56	148.56	90.05	285.42	178.07	389.21	11,697.53	1,708.73	464.09	262.08	271.78	832.07	849.52	395.97	80.67	72.87

AHCA Contract No. FA905, Attachment I, Exhibit 2-NR-B, Page 1 of 5

ATTACHMENT I
EXHIBIT 2-NR-B
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area , Age and Eligibility Category
Effective September 1, 2010

TABLE 3
General + MH + Dental Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHM0+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	Age (14-20)		Age (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,103.68	170.57	106.70	83.11	151.35	92.34	289.11	181.27	395.14	11,509.68	1,681.49	457.99	260.96	269.64	823.35	839.12	330.61	106.44	95.68
02	948.26	146.59	92.19	72.33	131.10	80.24	248.93	156.25	340.70	10,462.36	1,528.32	416.47	236.36	244.80	746.07	762.41	286.83	92.71	83.50
03	1,108.81	171.41	109.18	86.98	155.64	95.94	292.39	184.16	401.02	11,492.32	1,678.81	459.27	262.17	271.12	820.46	838.78	239.19	95.87	86.16
04	1,022.76	158.10	99.66	78.41	141.78	86.88	269.87	170.06	370.24	11,245.79	1,642.77	448.12	254.71	263.70	802.67	820.53	271.71	91.78	82.54
05	1,205.70	186.39	118.88	94.87	169.52	104.58	317.62	199.91	435.43	13.066.88	1,908.82	522.41	298.39	308.53	931.93	952.38	161.73	84.43	75.97
06	1,096.82	169.56	107.49	85.15	153.09	94.11	287.76	180.55	393.75	11,710.73	1,710.70	467.53	266.48	275.69	835.29	853.66	397.44	82.66	74.50
07	1,159.95	179.32	113.79	90.26	162.10	99.71	304.38	191.01	416.54	13,248.71	1,935.37	528.94	301.51	311.92	944.39	964.94	277.76	84.02	75.71
08	1,012.75	156.58	102.11	83.61	146.21	91.30	266.84	167.96	365.83	11,953.12	1,746.13	478.64	274.02	283.17	852.67	871.46	329.65	87.24	78.52
09	1,016.44	157.14	100.82	81.02	143.93	89.08	266.94	167.62	365.44	11,800.87	1,723.88	471.62	269.23	278.42	841.30	859.65	354.88	91.75	82.52
10	1,065.67	164.77	104.38	82.83	148.64	91.49	278.86	174.60	380.33	16,274.29	2,376.37	638.48	341.66	359.86	1,117.14	1,167.29	269.66	100.18	90.08
11	1,283.68	198.45	128.70	102.84	181.23	112.71	335.80	210.23	458.87	13,442.65	1,963.66	539.08	308.25	317.73	958.80	979.87	418.20	130.64	117.09
6B*	1,096.07	169.44	107.41	85.10	152.99	94.05	287.56	180.43	393.48	11,697.65	1,708.79	467.01	266.19	275.39	834.36	852.71	397.44	82.66	74.50

TABLE 4
General + MH + Transportation Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHM0+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,109.70	172.04	106.78	82.00	152.25	92.51	291.66	182.66	395.97	11,585.80	1,729.05	463.36	262.83	276.31	847.15	858.94	339.72	123.12	110.04
02	954.50	148.11	91.76	70.29	131.17	79.63	251.14	157.22	340.71	10,541.00	1,577.46	421.52	237.60	251.07	770.42	782.53	296.50	108.33	96.96
03	1,115.13	172.95	107.13	82.10	152.96	92.84	293.01	183.35	397.78	11,567.95	1,726.06	462.13	260.56	274.72	842.71	856.48	247.19	111.51	99.67
04	1,026.52	159.01	98.45	75.53	140.21	85.07	268.87	168.07	365.58	11,298.61	1,675.78	450.49	254.11	266.66	817.56	831.99	276.69	104.09	93.19
05	1,209.28	187.25	115.91	88.96	164.94	100.05	316.39	197.70	430.43	13,117.26	1,940.31	522.54	294.81	308.73	946.30	963.56	166.74	95.16	85.29
06	1,100.21	170.37	105.47	80.94	150.10	91.05	287.91	179.91	391.65	11,756.90	1,739.56	468.39	264.25	276.79	848.42	863.84	401.35	91.25	81.96
07	1,163.70	180.22	111.57	85.61	158.81	96.34	304.59	190.36	414.30	13,301.92	1,968.61	529.98	298.99	313.24	960.17	977.57	282.37	93.61	84.01
08	1,017.78	157.78	97.72	74.92	139.40	84.60	267.13	167.09	362.85	12,010.74	1,782.15	478.95	270.14	283.60	869.49	884.77	333.75	98.36	88.15
09	1,021.52	158.36	98.08	75.19	139.92	84.92	268.12	167.72	364.19	11,861.02	1,761.47	473.11	266.84	280.30	859.50	874.43	357.24	104.41	93.47
10	1,067.13	165.11	102.44	79.16	145.54	88.53	279.05	174.47	379.68	16,285.81	2,383.57	636.86	338.50	357.86	1,119.75	1,168.90	270.51	101.82	91.55
11	1,286.53	199.13	123.25	94.62	175.20	106.26	336.21	210.01	457.66	13,484.67	1,989.91	536.76	302.89	316.60	970.21	988.40	420.73	137.91	123.43
6B*	1,099.46	170.26	105.40	80.88	150.00	90.99	287.71	179.79	391.38	11,743.81	1,737.65	467.87	263.96	276.49	847.49	862.89	401.35	91.25	81.96

AHCA Contract No. FA905, Attachment I, Exhibit 2-NR-B, Page 2 of 5

ATTACHMENT I
EXHIBIT 2-NR-B
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area , Age and Eligibility Category
Effective September 1, 2010
TABLE 5
General + Transportation Rates:

Area	TANF										SSI-N						SSI-B	SSI-AB
	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,109.57	171.92	104.44	70.94	142.48	82.73	282.72	173.72	390.00	11,582.67	1,725.92	445.89	214.68	238.30	770.51	829.88	329.98	113.51	100.43
02	954.40	148.01	89.99	61.93	123.78	72.24	244.38	150.46	336.20	10,536.21	1,572.67	394.77	163.84	192.85	653.04	738.03	286.76	98.72	87.35
03	1,115.01	172.83	104.93	71.70	143.77	83.65	284.60	174.94	392.16	11,565.21	1,723.32	446.84	218.41	241.45	775.62	831.05	237.45	101.90	90.06
04	1,026.38	158.88	95.99	63.85	129.90	74.75	259.43	158.63	359.27	11,295.08	1,672.25	430.76	199.72	223.73	731.01	799.17	266.95	94.48	83.58
05	1,209.15	187.12	113.58	77.92	155.19	90.30	307.47	188.78	424.47	13,113.96	1,937.00	504.09	243.97	268.60	865.38	932.88	157.00	85.55	75.68
06	1,100.13	170.30	104.14	74.63	144.52	85.48	282.81	174.81	388.24	11,754.57	1,737.23	455.39	228.43	248.51	791.41	842.22	391.61	81.64	72.35
07	1,163.51	180.03	108.05	68.94	144.08	81.61	291.12	176.88	405.29	13,298.12	1,964.82	508.78	240.54	267.10	867.14	942.29	272.63	84.00	74.40
08	1,017.70	157.70	96.15	67.48	132.83	78.02	261.11	161.08	358.83	12,008.31	1,779.72	465.37	232.72	254.06	809.94	862.19	324.01	88.75	78.54
09	1,021.39	158.23	95.63	63.60	129.67	74.67	258.75	158.34	357.92	11,856.81	1,757.25	449.58	201.96	229.10	756.26	835.28	347.50	94.80	83.86
10	1,066.98	164.97	99.84	66.81	134.63	77.62	269.07	164.49	373.01	16,281.15	2,378.91	610.84	266.78	301.24	1,005.61	1,125.62	260.77	92.21	81.94
11	1,286.43	199.02	121.37	85.75	167.36	98.42	329.04	202.83	452.87	13,481.19	1,986.43	517.33	249.34	274.34	885.00	956.09	410.99	128.30	113.82
6B*	1,099.39	170.19	104.14	74.91	144.72	85.71	282.88	174.96	388.15	11,741.51	1,735.34	454.99	228.45	248.46	790.97	841.45	391.61	81.64	72.35

TABLE 6
General + Dental Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,103.55	170.44	104.36	72.05	141.58	82.56	280.16	172.33	389.17	11,506.55	1,678.36	440.52	212.80	231.63	746.70	810.05	320.87	96.83	86.07
02	948.17	146.49	90.42	63.97	123.71	72.85	242.17	149.49	336.18	10,457.56	1,523.53	389.71	162.61	186.58	628.69	717.91	277.09	83.10	73.89
03	1,108.69	171.29	106.98	76.58	146.45	86.75	283.98	175.75	395.40	11,489.58	1,676.07	443.98	220.02	237.85	753.38	813.35	229.45	86.26	76.55
04	1,022.63	157.97	97.19	66.73	131.46	76.57	260.43	160.62	363.93	11,242.25	1,639.24	428.39	200.33	220.78	716.12	787.71	261.97	82.17	72.93
05	1,205.57	186.26	116.55	83.84	159.77	94.82	308.70	190.99	429.47	13,063.57	1,905.51	503.96	247.55	268.40	851.01	921.70	151.99	74.82	66.36
06	1,096.75	169.48	106.15	78.85	147.52	88.54	282.66	175.45	390.34	11,708.40	1,708.37	454.53	230.66	247.41	778.27	832.04	387.70	73.05	64.89
07	1,159.76	179.12	110.27	73.59	147.37	84.98	290.91	177.54	407.53	13,244.91	1,931.57	507.73	243.05	265.78	851.36	929.66	268.02	74.41	66.10
08	1,012.67	156.49	100.54	76.17	139.63	84.72	260.82	161.95	361.81	11,950.69	1,743.70	465.06	236.61	253.63	793.12	848.88	319.91	77.63	68.91
09	1,016.31	157.00	98.37	69.43	133.68	78.83	257.57	158.25	359.17	11,796.65	1,719.66	448.08	204.36	227.21	738.06	820.50	345.14	82.14	72.91
10	1,065.53	164.63	101.77	70.49	137.73	80.58	268.88	164.62	373.66	16,269.63	2,371.71	612.46	269.94	303.24	1,003.00	1,124.01	259.92	90.57	80.47
11	1,283.58	198.34	126.83	93.96	173.39	104.87	328.62	203.05	454.07	13,439.17	1,960.18	519.65	254.70	275.46	873.58	947.55	408.46	121.03	107.48
6B*	1,096.01	169.37	106.15	79.13	147.71	88.78	282.74	175.60	390.25	11,695.34	1,706.48	454.12	230.68	247.36	777.84	831.28	387.70	73.05	64.89

AHCA Contract No. FA905, Attachment I, Exhibit 2-NR-B, Page 3 of 5

ATTACHMENT I
EXHIBIT 2-NR-B
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2010
TABLE 7
General + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,109.58	171.92	105.41	72.63	144.12	84.22	284.23	175.38	393.02	11,582.70	1,725.94	446.75	215.89	239.36	772.07	832.05	329.98	114.67	101.38
02	954.41	148.02	91.51	64.57	126.35	74.57	246.38	152.66	340.17	10,536.26	1,572.70	396.15	165.80	194.57	654.91	740.62	286.76	100.18	88.55
03	1,115.03	172.85	108.08	77.19	149.12	88.49	288.25	178.96	399.44	11,565.34	1,723.39	450.17	223.09	245.56	778.63	835.22	237.58	104.20	91.95
04	1,026.39	158.89	97.85	67.09	133.05	77.60	262.97	162.53	366.34	11,295.15	1,672.29	432.72	202.48	226.15	733.76	802.99	268.38	96.60	85.32
05	1,209.17	187.15	117.18	84.18	161.29	95.82	311.13	192.81	431.77	13,114.11	1,937.09	508.09	249.60	273.54	867.85	936.30	157.25	88.16	77.82
06	1,100.15	170.32	106.74	79.17	148.95	89.48	284.95	177.17	392.51	11,754.68	1,737.29	458.31	232.54	252.12	793.70	845.40	393.08	83.63	73.98
07	1,163.52	180.05	110.92	73.95	148.96	86.02	293.45	179.44	409.93	13,298.25	1,964.89	512.09	245.22	271.20	869.14	945.06	273.68	85.54	75.66
08	1,017.72	157.74	101.42	76.66	141.77	86.12	264.23	164.51	365.04	12,008.48	1,779.81	469.79	238.94	259.52	812.38	865.57	326.25	90.79	80.21
09	1,021.41	158.26	99.26	69.92	135.83	80.24	261.01	160.83	362.43	11,856.94	1,757.32	453.01	206.80	233.34	758.15	837.91	351.37	96.63	85.36
10	1,067.00	164.99	102.03	70.63	138.35	80.99	269.87	165.36	374.60	16,281.25	2,378.97	613.41	270.41	304.43	1,006.87	1,127.37	260.98	93.53	83.02
11	1,286.46	199.05	127.33	94.24	174.60	105.66	330.57	204.51	455.91	13,481.21	1,986.45	523.09	256.41	279.74	887.60	959.70	413.69	131.16	116.17
6B*	1,099.40	170.21	106.74	79.45	149.14	89.71	285.03	177.32	392.42	11,741.62	1,735.40	457.91	232.56	252.06	793.27	844.64	393.08	83.63	73.98

TABLE 8
General + Mental Health + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,109.70	172.05	107.75	83.69	153.90	94.00	293.17	184.33	398.99	11,585.83	1,729.07	464.22	264.05	277.38	848.72	861.11	339.72	124.28	110.99
02	954.51	148.12	93.27	72.93	133.74	81.96	253.14	159.41	344.69	10,541.05	1,577.49	422.91	239.55	252.79	772.29	785.13	296.50	109.79	98.16
03	1,115.15	172.97	110.28	87.59	158.31	97.68	296.66	187.37	405.06	11,568.08	1,726.13	465.46	265.24	278.83	845.71	860.65	247.32	113.81	101.56
04	1,026.52	159.03	100.31	78.77	143.37	87.92	272.41	171.97	372.65	11,298.69	1,675.83	452.44	256.86	269.08	820.31	835.81	278.12	106.21	94.93
05	1,209.29	187.28	119.51	95.22	171.04	105.57	320.05	201.73	437.73	13,117.42	1,940.39	526.54	300.44	313.67	948.76	966.98	166.99	97.77	87.43
06	1,100.22	170.39	108.08	85.48	154.52	95.05	290.05	182.27	395.92	11,757.01	1,739.62	471.31	268.37	280.40	850.72	867.02	402.82	93.24	83.59
07	1,163.72	180.24	114.44	90.62	163.69	100.75	306.92	192.92	418.94	13,302.05	1,968.69	533.30	303.67	317.34	962.16	980.33	283.42	95.15	85.27
06	1,017.81	157.82	102.99	84.09	148.34	92.69	270.25	170.52	369.06	12,010.91	1,782.24	483.36	276.36	289.05	871.93	888.15	335.99	100.40	89.82
09	1,021.54	158.39	101.70	81.51	146.08	90.49	270.38	170.21	368.70	11,861.16	1,761.54	476.55	271.67	284.55	861.40	877.05	361.11	106.24	94.97
10	1,067.14	165.13	104.63	82.97	149.26	91.90	279.85	175.34	381.27	16,285.91	2,383.63	639.43	342.13	361.04	1,121.01	1,170.64	270.72	103.14	92.63
11	1,286.56	199.16	129.20	103.11	182.45	113.50	337.74	211.69	460.71	13,484.69	1,989.93	542.51	309.95	322.01	972.81	992.01	423.43	140.77	125.78
6B*	1,099.47	170.27	108.00	85.42	154.42	94.99	289.85	182.15	395.65	11,743.93	1,737.71	470.79	268.07	280.10	849.79	866.07	402.82	93.24	83.59

AHCA Contract No. FA905, Attachment I, Exhibit 2-NR-B, Page 4 of 5

ATTACHMENT I
EXHIBIT 2-NR-B
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area , Age and Eligibility Category
Effective September 1, 2010

Area                     Corresponding Counties
Area 1                   Escambia, Okaloosa, Santa Rosa, Walton
Area 2                   Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3                   Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamilton, Hernando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4                   Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Area 5                   Pasco, Pinellas
Area 6                   Hardee, Highlands, Manatee, Polk
Area 6B*              Hillsborough
Area 7                   Brevard, Orange, Osceola, Seminole
Area 8                   Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Area 9                   Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Area 10                 Broward
Area 11                 Dade, Monroe

AHCA Contract No. FA905, Attachment I, Exhibit 2-NR-B, Page 5 of 5

ATTACHMENT III-A

BUSINESS ASSOCIATE AGREEMENT

The parties to this Attachment agree that the following provisions constitute a business associate agreement for purposes of complying with the requirements of the Health Insurance Portability and Accountability Act of 1996 (HIPAA). This Attachment is applicable if the Vendor is a business associate within the meaning of the Privacy and Security Regulations, 45 C.F.R. 160 and 164.

The Vendor certifies and agrees as to abide by the following:

1.	Definitions. Unless specifically stated in this Attachment, the definition of the terms contained herein shall have the same meaning and effect as defined in 45 C.F.R. 160 and 164.

1.a.
Protected Health Information. For purposes of this Attachment, protected health information shall have the same meaning and effect as defined in 45 C.F.R. 160 and 164, limited to the information created, received, maintained or transmitted by the Vendor from, or on behalf of, the Agency.

1.b.
Security Incident. For purposes of this Attachment, security incident shall mean any event resulting in computer systems, networks, or data being viewed, manipulated, damaged, destroyed or made inaccessible by an unauthorized activity. See National Institute of Standards and Technology (NIST) Special Publication 800-61, "Computer Security Incident Handling Guide," for more information.

2.
Applicability of HITECH and HIPAA Privacy Rule and Security Rule Provisions. As provided by federal law, Title XIII of the American Recovery and Reinvestment Act of 2009 (ARRA), also known as the Health Information Technology Economic and Clinical Health (HITECH) Act, requires a Business Associate (Vendor) that contracts with the Agency, a HIPAA covered entity, to comply with the provisions of the HIPAA Privacy and Security Rules (45 C.F.R. 160 and 164).

3.
Use and Disclosure of Protected Health Information. The Vendor shall not use or disclose protected health information other than as permitted by this Contract or by federal and state law. The Vendor will use appropriate safeguards to prevent the use or disclosure of protected health information for any purpose not in conformity with this Contract and federal and state law. The Vendor will implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of electronic protected health information the Vendor creates, receives, maintains, or transmits on behalf of the Agency.

4.
Use and Disclosure of Information for Management. Administration, and Legal Responsibilities. The Vendor is permitted to use and disclose protected health information received from the Agency for the proper management and administration of the Vendor or to carry out the legal responsibilities of the Vendor, in accordance with 45 C.F.R. 164.504(e)(4).  Such disclosure is only permissible where required by law, or where the

AHCA Contract No. FA905, Attachment III-A, Page 1 of 4
AHCA Form 2100-0017 (Rev, AUG 09)

Vendor obtains reasonable assurances from the person to whom the protected health information is disclosed that: (1) the protected health information will be held confidentially, (2) the protected health information will be used or further disclosed only as required by law or for the purposes for which it was disclosed to the person, and (3) the person notifies the Vendor of any instance of which it is aware in which the confidentiality of the protected health information has been breached.

5.
Disclosure to Third Parties. The Vendor will not divulge, disclose, or communicate protected health information to any third party for any purpose not in conformity with this Contract without prior written approval from the Agency. The Vendor shall ensure that any agent, including a subcontractor, to whom it provides protected health information received from, or created or received by the Vendor on behalf of, the Agency agrees to the same terms, conditions, and restrictions that apply to the Vendor with respect to protected health information.

6.
Access to Information. The Vendor shall make protected health information available in accordance with federal and state law, including providing a right of access to persons who are the subjects of the protected health information in accordance with 45 C.F.R. 164.524.

7.
Amendment and Incorporation of Amendments. The Vendor shall make protected health information available for amendment and to incorporate any amendments to the protected health information in accordance with 45 C.F.R. 164.526.

8.
Accounting for Disclosures. The Vendor shall make protected health information available as required to provide an accounting of disclosures in accordance with 45 C.F.R. 164.528. The Vendor shall document all disclosures of protected health information as needed for the Agency to respond to a request for an accounting of disclosures in accordance with 45 C.F.R. 164.528.

9.
Access to Books and Records. The Vendor shall make its internal practices, books, and records relating to the use and disclosure of protected health information received from, or created or received by the Vendor on behalf of the Agency, available to the Secretary of the Department of Health and Human Services or the Secretary's designee for purposes of determining compliance with the Department of Health and Human Services Privacy Regulations.

10.	Reporting. The Vendor shall make a good faith effort to identify any use or disclosure of protected health information not provided for in this Contract.

10.a.
To Agency. The Vendor will report to the Agency, within ten (10) business days of discovery, any use or disclosure of protected health information not provided for in this Contract of which the Vendor is aware. The Vendor will report to the Agency, within twenty-four (24) hours of discovery, any security incident of which the Vendor is aware. A violation of this paragraph shall be a material violation of this Contract. Such notice shall include the identification of each individual   whose   unsecured   protected   health   information   has   been,   or  is reasonably believed by the Vendor to have been, accessed, acquired, or disclosed during such breach.

AHCA Contract No. FA905, Attachment III-A, Page 2 of 4
AHCA Form 2100-0017 (Rev. AUG 09)

10.b.
To Individuals. In the case of a breach of protected health information discovered by the Vendor, the Vendor shall first notify the Agency of the pertinent details of the breach and upon prior approval of the Agency shall notify each individual whose unsecured protected health information has been, or is reasonably believed by the Vendor to have been, accessed, acquired or disclosed as a result of such breach. Such notification shall be in writing by first-class mail to the individual (or the next of kin if the individual is deceased) at the last known address of the individual or next of kin, respectively, or, if specified as a preference by the individual, by electronic mail. Where there is insufficient, or out-of-date contract information (including a phone number, email address, or any other form of appropriate communication) that precludes written (or, if specifically requested, electronic) notification to the individual, a substitute form of notice shall be provided, including, in the case that there are 10 or more individuals for which there is insufficient or out-of-date contact information, a conspicuous posting on the Web site of the covered entity involved or notice in major print of broadcast media, including major media in the geographic areas where the individuals affected by the breach likely reside. In any case deemed by the Vendor to require urgency because of possible imminent misuse of unsecured protected health information, the Vendor may also provide information to individuals by telephone or other means, as appropriate.

10.c.
To Media. In the case of a breach of protected health information discovered by the Vendor where the unsecured protected health information of more than 500 persons is reasonably believed to have been, accessed, acquired, or disclosed, after prior approval by the Agency, the Vendor shall provide notice to prominent media outlets serving the State or relevant portion of the State involved.

10.d.
To Secretary of Health and Human Services. The Vendor shall cooperate with the Agency to provide notice to the Secretary of Health and Human Services of unsecured protected health information that has been acquired or disclosed in a breach. If the breach was with respect to 500 or more individuals, such notice must be provided immediately. If the breach was with respect to less than 500 individuals, the Vendor may maintain a log of such breach occurring and annually submit such log to the Agency so that it may satisfy its obligation to notify the Secretary of Health and Human Services documenting such breaches occurring in the year involved.

10.e.
Content of Notices. All notices required under this Attachment shall include the content set forth Section 13402(f), Title XIII of the American Recovery and Reinvestment Act of 2009, except that references therein to a "covered entity" shall be read as references to the Vendor.

AHCA Contract No. FA905, Attachment III-A, Page 3 of 4
AHCA Form 2100-0017 (Rev. AUG 09)

10.f.	Financial Responsibility. The Vendor shall be responsible for all costs related to the notices required under this Attachment.

11.	Mitigation. Vendor shall mitigate, to the extent practicable, any harmful effect that is known to the Vendor of a use or disclosure of protected health information in violation of this Attachment.

12.      Termination.   Upon the Agency's discovery of a material breach of this Attachment, the Agency shall have the right to terminate this Contract.

12.a.
Effect of Termination. At the termination of this Contract, the Vendor shall return all protected health information that the Vendor still maintains in any form, including any copies or hybrid or merged databases made by the Vendor; or with prior written approval of the Agency, the protected health information may be destroyed by the Vendor after its use. If the protected health information is destroyed pursuant to the Agency's prior written approval, the Vendor must provide a written confirmation of such destruction to the Agency. If return or destruction of the protected health information is determined not feasible by the Agency, the Vendor agrees to protect the protected health information and treat it as strictly confidential.

The Vendor has caused this Attachment to be signed and delivered by its duly authorized representative, as of the date set forth below.

Vendor Name:

/s/ Thomas L. Tran	October 28, 2010
Signature	Date

/s/ Thomas L. Tran, Chief Financial Officer
Name and Title of Authorized Signer

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA905, Attachment III-A, Page 4 of 4
AHCA Form 2100-0017 (Rev. AUG 09)